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EUREKA FUNDS











September 9, 2004



Dear Shareholder:

After full consideration, the Board of Trustees of the Eureka Funds (the "Funds") voted on September 2, 2004 to approve a Plan of Liquidation and Dissolution of the Funds. All assets have been liquidated and are being distributed to shareholders.

We regret any inconvenience that you may incur. Please contact your Financial Consultant for any additional information or assistance you may need in this matter.


Sincerely,



The Eureka Funds